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                                                                   EXHIBIT 10.41

                           FIRST AMENDMENT AND WAIVER
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------


          FIRST AMENDMENT AND WAIVER, dated as of May 22, 1997 (this "Amendment"), to the Loan and Security Agreement referred to below by and among
 ---------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR
                                                               ------
PHARMACEUTICAL, INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL
                                                 --------
RESOURCES, INC., a New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES,
                                            ------
INC., a New York Corporation ("NRI"), and PARCARE, LTD., a New York corporation
                               ---
("ParCare").  Parent, NRI and ParCare are hereinafter referred to as
  -------
"Guarantors".
 ----------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified, the "Loan Agreement");
                                         --------------

          WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein; and

          WHEREAS, Lender has agreed to waive certain violations of the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

  1.      Definitions.   Capitalized terms not otherwise defined herein shall
          -----------
have the meanings ascribed to them in the Loan Agreement.

  2. Recital A of the Loan Agreement is hereby amended to change the reference to "2.50%" under the caption "Revolving Credit Rate" to read "3.50%."

  3. Section 1.5(a) of the Loan Agreement is hereby amended to change the reference to "two and one-half percent (2.50%)" to read "three and one-half percent (3.50%)."

  4. Section 1.15 of the Loan Agreement is hereby amended to add a new sentence at the end thereof to read as follows: "Upon any prepayment of Revolving Credit Advances from the net proceeds of the Sano Stock Collateral pursuant to Section 1.2(c), Lender shall have the right to establish a reserve
            --------------
against Borrowing Availability in an amount equal to fifty percent (50%) of such net proceeds."

  5.   Amendment to Schedule F of the Loan Agreement.  Schedule F of the Loan
       ---------------------------------------------
Agreement is hereby amended as of the Amendment Effective Date by deleting Sections 1 and 2 in their entirety and inserting in lieu thereof the following new sections:

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       1.      Minimum EBIT.  Parent and its Subsidiaries on a consolidated
               ------------
basis shall maintain, for the following periods, EBIT of not less than: (i) $(9,200,000) for the two Fiscal Quarter period ending on or about March 31, 1997 and (ii) $(13,000,000) for the three Fiscal Quarter period ending on or about June 30, 1997. Parent and its Subsidiaries on a consolidated basis shall maintain for each four Fiscal Quarter period, commencing with the four Fiscal Quarter period ending on or about September 30, 1997, EBIT for such period of not less than the amount for such period set forth below:


Four Fiscal Quarter Period Ending
------------------------------------
on or about:                                                      Minimum EBIT
------------------------------------                              ------------

 September 30, 1997                                               $(14,000,000)
 December 31, 1997                                                 (11,400,000)
 March 31, 1998                                                     (4,800,000)
 June 30, 1998                                                      (2,000,000)
 September 30, 1998                                                          0
 December 31, 1998                                                           0
 March 31, 1999                                                              0
 June 30, 1999                                                               0
 September 30, 1999 and thereafter                                           0

       2.      Minimum Tangible Net Worth.  Parent and its Subsidiaries on a
               --------------------------
consolidated basis shall maintain, as at the end of each Fiscal Quarter, Tangible Net Worth of not less than the amount for such period set forth below:

Fiscal Quarter Ending
---------------------
on or about:                                         Minimum Tangible Net Worth
-----------                                          --------------------------

 March 31, 1997                                                 $43,000,000
 June 30, 1997                                                   38,000,000
 September 30, 1997                                              36,000,000
 December 31, 1997                                               34,500,000
 March 31, 1998                                                  34,500,000
 June 30, 1998                                                   35,000,000
 September 30, 1998                                              35,000,000
 December 31, 1998                                               35,000,000
 March 31, 1999                                                  35,000,000
 June 30, 1999                                                   35,000,000
 September 30, 1999                                              35,000,000
 December 31, 1999 and thereafter                                35,000,000

  6.   Waiver.  Lender hereby waives any Event of Default under Section 8.1(b)
       ------                                                   --------------
of the Loan Agreement solely arising out of the failure of Parent and its Subsidiaries to maintain on a consolidated basis (a) EBIT of not less than ($4,500,000) for the two Fiscal Quarter period ending on or about March 31, 1997 as required by Section 4.2 of the Loan Agreement and Section 1 of Schedule F thereto and (b) Minimum Tangible Net Worth of $50,000,000 as at the end of the Fiscal Quarter ending on or about March 31, 1997 as required by Section 4.2 of the Loan Agreement and Section 2 of Schedule F thereto.

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  7.   Representations and Warranties.  To induce Lender to enter into this
       ------------------------------
Amendment, each Credit Party hereby represents and warrants that:

       (a) The execution, delivery and performance by each Credit Party of this
  Amendment: (i) are within their respective corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

       (b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

       (c) This Amendment constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

       (d) No Default has occurred and is continuing after giving effect to this Amendment.

       (e) No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Loan Agreement as amended hereby or any other Loan Document or which if determined adversely could have or result in a Material Adverse Effect.

       8.      No Other Amendments/Waivers.  Except as expressly amended herein,
               ---------------------------
the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 3 hereof, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

       9.      Outstanding Indebtedness; Waiver of Claims.  Each Credit Party
               ------------------------------------------
hereby acknowledges and agrees that as of May 22, 1997 the aggregate outstanding principal amount of the Revolving Credit Loan is $7,708,649.93 and that such principal amount is payable pursuant to the Loan Agreement, as amended hereby, without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the Amendment Effective Date.

       10.     Expenses.  Borrower hereby reconfirms its obligations pursuant to
               --------
Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

       11.     Effectiveness.  This Amendment shall become effective as of May
               -------------
22, 1997 (the "Amendment Effective Date") only upon satisfaction in full in the
               ------------------------
judgment of the Lender of each of the following conditions on or prior to May 28, 1997:

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       (a) Documents.  Lender shall have received two original copies of this
           ---------
  Amendment duly executed and delivered by Lender and each Credit Party.

       (b) Payment of Expenses.  Borrower shall have paid to Lender all costs
           --------------------
  and expenses owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses).

       (c) Representations and Warranties.  All representations and warranties
           ------------------------------
  of or on behalf of each Credit Party in this Amendment and all the other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this
  Section 11 have been satisfied, except to the extent that any such representation or warranty expressly relates to an earlier date.

       (d) Secretary's Certificate.  Each Credit Party shall have provided
           -----------------------
  Lender with a certificate in form and substance satisfactory to Lender of their respective Secretary or an Assistant Secretary certifying the resolutions adopted by their respective Boards of Directors approving this Amendment and the transactions contemplated herein.

       In the event that each of the foregoing conditions precedent has not been satisfied on or prior to May 28, 1997, this Amendment shall become, upon written notice by Lender to each Credit Party, null and void and of no force or effect.

       12.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       13.     Counterparts.  This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                         Borrower:
                         --------

                         PAR PHARMACEUTICAL, INC.


                         By:___________________________
                         Name:
                         Title:


                         Lender:
                         ------

                         GENERAL ELECTRIC CAPITAL
                          CORPORATION
                         By:___________________________
                         Name:
                         Title:


                         Parent:
                         ------

                         PHARMACEUTICAL RESOURCES, INC.


                         By:___________________________
                         Name:
                         Title:

                      (SIGNATURES CONTINUED ON NEXT PAGE)

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                         Subsidiary Guarantors:
                         ---------------------

                         NUTRICEUTICAL RESOURCES, INC.


                         By:___________________________
                         Name:
                         Title:


                         PARCARE, LTD.


                         By:___________________________
                         Name:
                         Title:

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            THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.

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